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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                            --------------------


                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934





       Date of Report (Date of earliest event reported): June 10, 1997





                             SNYDER OIL CORPORATION
             (Exact name of registrant as specified in its charter)





         Delaware                   1-10509                      75-2306158
(State or other jurisdiction   (Commission File Number)         (IRS Employer
     of incorporation)                                       Identification No.)





777 Main Street, Suite 2500, Fort Worth, Texas                      76102
   (Address of principal executive offices)                       (Zip Code)





        Registrant's telephone number, including area code: 817/654-3166
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Item 5.  Other Events.

     On June 10, 1997, Snyder Oil Corporation (the "Company") is issuing and selling $175,000,000 aggregate principal amount of its 8 3/4% Senior Subordinated Notes due 2007 (the "Offering"). In connection with the Offering, the Company entered into an Underwriting Agreement, an Indenture, a First Supplemental Indenture and a Second Supplemental Indenture, copies of which are filed as Exhibits hereto.

Item 7.  Financial Statements and Exhibits.

(c)   Exhibits.

     The following exhibits are filed as part of this Current Report on Form
8-K:

         Exhibit Number and Description

         1.1 Underwriting Agreement dated June 5, 1997 by and among the Company, the Subsidiary Guarantors (as therein defined), NationsBanc Capital Markets, Inc., Chase Securities Inc., Smith Barney Inc. and Petrie Parkman & Co., Inc.

         4.1 Indenture dated as of June 10, 1997 by and between the Company and Texas Commerce Bank National Association, Trustee.

         4.2 First Supplemental Indenture dated as of June 10, 1997 by and between the Company and Texas Commerce Bank National Association, Trustee.

         4.3 Second Supplemental Indenture dated as of June 10, 1997 by and among, inter alia, the Company and Texas Commerce Bank National Association, Trustee.

         4.4     Form of 8 3/4% Senior Subordinated Note (set forth in Sections
2.1 and 2.2 of the Second Supplemental Indenture filed as Exhibit 4.3).

         4.5 Form of Notation of Subsidiary Guarantee of 8 3/4% Senior Subordinated Note (set forth in Section 2.3 of the Second Supplemental Indenture filed as Exhibit 4.3).

         5.1 Opinion of Peter E. Lorenzen, Esquire, as to the legality of the Notes and the Subsidiary Guarantees.

         23.1 Consent of Peter E. Lorenzen, Esquire, to the use of his opinion filed as Exhibit 5.1 (set forth in his opinion filed as Exhibit 5.1).

         25.1 Form T-1 Statement of Eligibility of Trustee under the Trust Indenture Act of 1939, as amended, of Texas Commerce Bank National Association.
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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               SNYDER OIL CORPORATION



Date:    June 10, 1997                         By:  /s/ Peter E. Lorenzen
                                               Peter E. Lorenzen,
                                               Vice President
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                                 EXHIBIT INDEX


         Exhibit Number and Description

         1.1 Underwriting Agreement dated June 5, 1997 by and among the Company, the Subsidiary Guarantors (as therein defined), NationsBanc Capital Markets, Inc., Chase Securities Inc., Smith Barney Inc. and Petrie Parkman & Co., Inc.

         4.1 Indenture dated as of June 10, 1997 by and between the Company and Texas Commerce Bank National Association, Trustee.

         4.2 First Supplemental Indenture dated as of June 10, 1997 by and between the Company and Texas Commerce Bank National Association, Trustee.

         4.3 Second Supplemental Indenture dated as of June 10, 1997 by and among, inter alia, the Company and Texas Commerce Bank National Association, Trustee.

         4.4     Form of 8 3/4% Senior Subordinated Note (set forth in Sections
2.1 and 2.2 of the Second Supplemental Indenture filed as Exhibit 4.3).

         4.5 Form of Notation of Subsidiary Guarantee of 8 3/4% Senior Subordinated Note (set forth in Section 2.3 of the Second Supplemental Indenture filed as Exhibit 4.3).

         5.1 Opinion of Peter E. Lorenzen, Esquire, as to the legality of the Notes and the Subsidiary Guarantees.

         23.1 Consent of Peter E. Lorenzen, Esquire, to the use of his opinion filed as Exhibit 5.1 (set forth in his opinion filed as Exhibit 5.1).

         25.1 Form T-1 Statement of Eligibility of Trustee under the Trust Indenture Act of 1939, as amended, of Texas Commerce Bank National Association.